EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Jeffrey I. Friedman, Chairman of the Board and Chief Executive Officer and Lou Fatica, Vice President and Chief Financial Officer of Associated Estates Realty Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2013, which this certification accompanies, fully complies with the requirements of Section 13a-14 and 15d-14 of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey I. Friedman
Jeffrey I. Friedman

/s/ Lou Fatica
Lou Fatica

May 1, 2013
Date
A signed original of this written statement has been provided to Associated Estates Realty Corporation and will be retained by Associated Estates Realty Corporation and furnished to the Securities and Exchange Commission or its staff upon request.